                                 Exhibit (h)(7)

       Amended Schedule A dated as of May 15, 2003 to Transfer Agency and
      Services Agreement dated April 1, 2000 between One Group Mutual Funds and State Street Bank and Trust Company.

                               AMENDED SCHEDULE A

Arizona Municipal Bond Fund                          Louisiana Municipal Bond Fund
Balanced Fund                                        Market Expansion Index Fund
Bond Fund                                            Market Neutral Fund
Diversified Equity Fund                              Michigan Municipal Bond Fund
Diversified International Fund                       Michigan Municipal Money Market Fund
Diversified Mid Cap Fund                             Mid Cap Growth Fund
Equity Income Fund                                   Mid Cap Value Fund
Equity Index Fund                                    Mortgage-Backed Securities Fund
Government Bond Fund                                 Municipal Income Fund
Government Money Market Fund                         Municipal Money Market Fund
Health Sciences Fund                                 Ohio Municipal Bond Fund
High Yield Bond Fund                                 Ohio Municipal Money Market Fund
Income Bond Fund                                     Prime Money Market Fund
Institutional Prime Money Market Fund                Short Term Bond Fund
Institutional Prime Plus Money Market Fund           Short-Term Municipal Bond Fund
Institutional Tax-Free Money Market Fund             Small Cap Growth Fund
Intermediate Bond Fund                               Small Cap Value Fund
Intermediate Tax Fee Bond Fund                       Tax Free Bond Fund
International Equity Index Fund                      Technology Fund
Investor Balanced Fund                               Treasury & Agency Fund
Investor Conservative Growth Fund                    Treasury Only Money Market Fund
Investor Growth & Income Fund                        Ultra Short Term Bond Fund
Investor Growth Fund                                 U.S. Government Securities Money Market Fund
Kentucky Municipal Bond Fund                         U.S. Treasury Securities Money Market Fund
Large Cap Growth Fund                                West Virginia Municipal Bond Fund
Large Cap Value Fund

ONE GROUP(R) MUTUAL FUND                    STATE STREET BANK AND TRUST COMPANY



By:   /s/ Robert L. Young                   By: ________________________________
     -------------------------------

Date:        May 15, 2003                   Date:       May 15, 2003
       -----------------------------              ----------------------------